SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     Date of Report (Date of earliest event
                          reported): November 28, 2000

                              Emerson Electric Co.
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


   Missouri                       1-278                     43-0259330
---------------------        ----------------        ---------------------------
(State or Other                (Commission               (I.R.S. Employer
Jurisdiction of                File Number)            Identification Number)
Incorporation)


8000 West Florissant Avenue
St. Louis, Missouri                                        63136
-----------------------------------------              --------------
(Address of Principal Executive Offices)                 (Zip Code)


               Registrant's telephone number, including area code:

                                 (314) 553-2000
                   ------------------------------------------

Item 9.  Regulation FD Disclosure.
---------------------------------

     The following information is furnished pursuant to Regulation FD:

Emerson GAAP Underlying Orders - 13 Month Summary
-------------------------------------------------
(Rolling 3-month comparison)



                                    Oct. '99       Nov. '99        Dec. '99       Jan. `00       Feb. `00
                                    --------       --------        --------       --------       --------
Industrial Automation                 -5-0           -5-0            flat           flat           +0-5
HVAC                                  +0-5           +0-5            +0-5           +0-5           +0-5
Electronics and Telecom               +>20           +>20            +>20           +>20           +>20
Appliance and Tools                   +0-5           +0-5            +0-5           +0-5           +0-5
Process Control                       +0-5           +0-5            +0-5           +0-5           flat
  Total Emerson                       +0-5           +0-5            +0-5           +0-5            +5

                                    Mar. '00       Apr. `00        May. `00       Jun. '00       Jul. '00
                                    --------       --------        --------       --------       --------
Industrial Automation                 +0-5           +0-5            +0-5           +0-5           +0-5
HVAC                                  +0-5            +5              +5            +5-10          +5-10
Electronics and Telecom               +>30           +>30            +>20           +>30           +>30
Appliance and Tools                   +0-5           +0-5            +0-5           +0-5           +0-5
Process Control                       flat           flat            flat           flat           flat
  Total Emerson                       +5-10          +5-10           +5-10          +5-10          +5-10

                                    Aug. '00       Sep. '00        Oct. `00
                                    --------       --------        --------
Industrial Automation                 +0-5           flat            -5-0
HVAC                                  +5-10          +0-5            flat
Electronics and Telecom               +>30           +>30            +>30
Appliance and Tools                   -5-0           -5-0            flat
Process Control                       +0-5           +0-5            +0-5
  Total Emerson                       +5-10           +5              +5


Oct. '00 Order Comments:
------------------------

Industrial Automation continues to be dampened by considerable negative currency exchange. Excluding currency, growth is in the mid-single-digits, and is widespread across the segment operations and geographic regions.

HVAC orders primarily reflect U.S. inventory channel overhang associated with air conditioning products.

Electronics and Telecom orders continue to be very strong. Growth is across all operations, with geographic strength in the United States, Europe, Asia and Latin America.

Appliance and Tools orders reflect appliance-related inventory channel issues that are expected to subside in the second fiscal quarter. Tool-related demand continues to run at mid-single-digit levels.

Process orders reflect continued widespread recovery in the overall global market.


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


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          EMERSON ELECTRIC CO.
                                          (Registrant)

Date:  November 28, 2000                  By:   s/H. M. Smith
                                             -----------------------------------
                                                H. M. Smith
                                                Assistant General Counsel and
                                                Assistant Secretary



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